UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 20, 1998


                             COMMERCIAL ASSETS, INC.
             (Exact name of registrant as specified in its charter)


                Maryland                     1-22262             84-1240911
    (State or other jurisdiction of      (Commission File      (IRS Employer
     incorporation or organization)          Number)        Identification No.)

  3410 South Galena Street, Suite 210                              80231
            Denver, Colorado                                     (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9410
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On November 20, 1998, Commercial Assets, Inc. (the "Company") acquired a manufactured home community located near Tampa, Florida from The Moorings of Manatee, Inc. The community consists of 220 developed homesites with expansion capacity for an additional 960 homesites. The developed homesites are 100% occupied.

The  consideration  for  the  community  was  determined   through   arms-length
negotiations with the sellers. Total consideration for the community was $11,300,000 which was paid in cash.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases and use leverage; and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the Moorings of Manatee Manufactured Home Community for the Year Ended
         December 31, 1997 (audited) and the Period from January 1, 1998 to September 30, 1998 (unaudited).

(b)   Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Commercial Assets, Inc. and Subsidiaries as of September 30, 1998.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the Nine Months Ended September 30, 1998.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the Year Ended December 31, 1997.

(c)   Exhibits

          Exhibit No.                             Description
           10.10 Asset Purchase Agreement effective as of November 20, 1998, between The Moorings of Manatee, Inc. and Community Acquisition & Development Corp.

           10.10 (a)       Assignment of Agreement  effective as of November 20,
                           1998,  between  Community  Acquisition  & Development
                           Corp. and CAX Riverside, L.L.C.

           10.10 (b)       Agreement  for  Assignment of Contracts and Convenant
                           not to Compete  effective  as of November  20,  1998,
                           between    Moorings    Development    and   Marketing
                           Corporation,  Riverside Sod and Supply Company, Barry
                           Spencer and Community Acquisition & Development Corp.

           10.10 (c)       Assignment of Agreement  effective as of November 20,
                           1998,  between  Community  Acquisition  & Development
                           Corp. and CAX Riverside, L.L.C.

               23          Consent of Independent Auditors - Ernst & Young LLP


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COMMERCIAL ASSETS, INC.

Date:  December 4, 1998
                                                  By: /s/David M. Becker
                                                      --------------------------
                                                       David M. Becker
                                                       Chief Financial Officer

   Statement of Excess of Revenues Over Specific Operating
                           Expenses

       Moorings of Manatee Manufactured Home Community

                 Year ended December 31, 1997

       Moorings of Manatee Manufactured Home Community

               Statement of Excess of Revenues
               Over Specific Operating Expenses

                 Year ended December 31, 1997





                           Contents

Report of Independent Auditors................................................1
Statement  of  Excess  of  Revenues  Over  Specific  Operating
    Expenses..................................................................2
Notes  to  Statement  of  Excess  of  Revenues  Over  Specific
    Operating Expenses........................................................3

                         Report of Independent Auditors

Board of Directors and Stockholders
Commercial Assets, Inc.

We have audited the accompanying statement of excess of revenues over specific operating expenses of the Moorings of Manatee Manufactured Home Community (Note
1) for the year ended December 31, 1997. This statement is the responsibility of the management of the Moorings of Manatee Manufactured Home Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Commercial Assets, Inc.. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of the Moorings of Manatee Manufactured Home Community for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



October 23, 1998                                               ERNST & YOUNG LLP



       Moorings of Manatee Manufactured Home Community

               Statement of Excess of Revenues
               Over Specific Operating Expenses


                                                                                                     Period from
                                                                             Year ended December January 1, 1998 to
                                                                                   31, 1997      September 30, 1998
                                                                             ----------------------------------------
                                                                                                     (Unaudited)
    Revenues
       Rental                                                                  $       915,765     $       750,984
       Other                                                                            20,611              10,325
                                                                             ----------------------------------------
                                                                                       936,376             761,309

    Specific operating expenses
       Property operations and maintenance                                             156,805             129,632
       Real estate taxes                                                                86,496              56,963
                                                                             ----------------------------------------
                                                                                       243,301             186,595
                                                                             ----------------------------------------

    Excess of revenues over specific operating expenses                        $       693,075     $       574,714
                                                                             ========================================



See accompanying notes.                                                        2

1.  Organization and Significant Accounting Policies

Description of Properties

The Moorings of Manatee Manufactured Home Community is a manufactured home community located in Ruskin, Florida which contains 220 developed homesites and expansion capacity for an additional 960 homesites.

Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

2.  Related Party Transactions

An affiliate of the community, Moorings Development and Marketing Company ("MDMC") markets and sells manufactured homes. As part of its marketing effort to sell new manufactured homes, MDMC offers prospective home buyers 24 months of "free rent" in the community, and then reimburses the community for the new residents "free rent." Total rental revenue reimbursed by MDMC for the year ended December 31, 1997 was $40,500. MDMC also manages the day to day operations of the community for a fee equal to 4% of gross rental revenues. The fee of $36,631 for the year ended December 31, 1997 is included in property operations and maintenance expenses.

Item 7(b).


           COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      SEPTEMBER 30, 1998
                        (In thousands)
                         (Unaudited)


                                                                  As Previously         Pro Forma          Pro Forma
                                                                     Reported          Adjustments          Results
                                                                ------------------- ------------------ ------------------
ASSETS
Cash and cash equivalents                                           $    2,641          $       --         $    2,641
Short-term investments                                                  59,564             (11,300) (a)        48,264
Investment in participating mortgages and leases                         9,514                  --              9,514
Real estate, net                                                            --              11,300  (a)        11,300
Investments in and notes receivable from Westrec                         3,959                  --              3,959
CMBS bonds                                                               1,795                  --              1,795
Other assets, net                                                          779                  --                779
                                                                    ----------          ----------         ----------
      Total Assets                                                  $   78,252          $       --         $   78,252
                                                                    ==========          ==========         ==========

LIABILITIES
Accounts payable and accrued liabilities                            $      570          $       --         $      570
Management fees payable to related parties                                  48                  --                 48
                                                                    ----------          ----------         ----------
                                                                           618                  --                618
                                                                    ----------          ----------         ----------

STOCKHOLDERS' EQUITY
Preferred stock                                                             --                  --                 --
Common stock                                                               104                  --                104
Additional paid-in capital                                              76,874                  --             76,874
Retained earnings                                                          656                  --                656
                                                                    ----------          ----------         ----------
                                                                        77,634                  --             77,634
                                                                    ----------          ----------         ----------
      Total Liabilities and Stockholders' Equity                    $   78,252          $       --         $   78,252
                                                                    ==========          ==========         ==========




       See Notes to Pro Forma Condensed Consolidated Financial Statements.



           COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
            (In thousands, except per share data)
                         (Unaudited)


                                                                    As Previously       Pro Forma         Pro Forma
                                                                       Reported       Adjustments          Results
                                                                 -------------------------------------------------------
    RENTAL PROPERTY OPERATIONS
    Rental and other property revenues                                $     --          $    761  (b)    $    761
    Income from participating mortgages and leases                         151                --              151
    Property operating expenses                                             --              (186) (b)        (186)
    Management fees paid to manager                                        (16)              (86) (c)        (102)
                                                                      --------          --------         --------
    Income from property operations before depreciation                    135               489              624
    Depreciation                                                            (4)             (233) (d)        (237)
                                                                      --------          --------         --------
    Income from property operations                                        131               256              387
                                                                      --------          --------         --------

    OTHER ACTIVITIES
    Interest and other income                                            3,107              (466) (e)       2,641
    CMBS bonds revenue                                                     124                --              124
    General and administrative expenses                                   (303)               --             (303)
    Management fees paid to manager                                        (24)               --              (24)
                                                                      --------          --------         --------
    Income from other activities                                         2,904              (466)           2,438
                                                                      --------          --------         --------

    OPERATING INCOME                                                     3,035              (210)           2,825

    Acquisition fees paid to manager                                       (61)              (57) (g)        (118)
    Reserve for costs related to potential marina investments             (500)               --             (500)
                                                                      --------          --------         --------

    NET INCOME                                                           2,474              (267)           2,207

    Other comprehensive income-unrealized holding gains on CMBS
       bonds                                                                --                --               --
                                                                      --------          --------         --------

    COMPREHENSIVE INCOME                                              $  2,474          $   (267)        $  2,207
                                                                      ========          ========         ========

    BASIC EARNINGS PER SHARE                                          $   0.24          $  (0.03)        $   0.21
    DILUTED EARNINGS PER SHARE                                        $   0.24          $  (0.03)        $   0.21

    Weighted-Average Common Shares Outstanding                          10,355            10,355           10,355

    Weighted-Average Common Shares and Common Share Equivalents
       Outstanding                                                      10,378            10,378           10,378



       See Notes to Pro Forma Condensed Consolidated Financial Statements.



           COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
             FOR THE YEAR ENDED DECEMBER 31, 1997
            (In thousands, except per share data)
                         (Unaudited)

                                                                    As Previously       Pro Forma         Pro Forma
                                                                       Reported       Adjustments          Results
                                                                 -------------------------------------------------------
    RENTAL PROPERTY OPERATIONS
    Rental and other property revenues                               $      --         $     936  (b)   $     936
    Income from participating mortgages and leases                          --                --               --
    Property operating expenses                                             --              (243) (b)        (243)
    Management fees paid to manager                                         --              (115) (c)        (115)
                                                                     ---------         ---------        ---------
    Income from property operations before depreciation                     --               578              578
    Depreciation                                                            --              (310) (d)        (310)
                                                                     ---------         ---------        ---------
    Income from property operations                                         --               268              268
                                                                     ---------         ---------        ---------

    OTHER ACTIVITIES
    Interest and other income                                              945                --              945
    CMBS bonds revenue                                                   9,172            (1,356) (f)       7,816
    General and administrative expenses                                   (519)               --             (519)
    Management fees paid to manager                                     (1,678)               --           (1,678)
                                                                     ---------         ---------        ---------
    Income from other activities                                         7,920            (1,356)           6,564
                                                                     ---------         ----------       ---------

    OPERATING INCOME                                                     7,920            (1,088)           6,832

    Acquisition fees paid to manager                                        --               (57) (g)         (57)
                                                                     ---------         ---------        ---------

    INCOME BEFORE GAIN ON RESTRUCTURING
       OF BONDS                                                          7,920            (1,145)           6,775

    Gain on restructuring of bonds                                       5,786                --            5,786
                                                                     ---------         ---------        ---------

    NET INCOME                                                          13,706            (1,145)          12,561

    Other comprehensive income-unrealized holding gains on CMBS
       bonds                                                             3,389                --            3,389
                                                                     ---------         ---------        ---------

    COMPREHENSIVE INCOME                                             $  17,095         $  (1,145)       $  15,950
                                                                     =========         =========        =========

    BASIC EARNINGS PER SHARE                                         $    1.32         $   (0.11)       $    1.21
    DILUTED EARNINGS PER SHARE                                       $    1.32         $   (0.11)       $    1.21

    Weighted-Average Common Shares Outstanding                          10,332            10,332           10,332

    Weighted-Average Common Shares and Common Share Equivalents
       Outstanding                                                      10,371            10,371           10,371



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

           COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                          STATEMENTS
                         (Unaudited)


The pro forma condensed consolidated balance sheet of the Company as of September 30, 1998, is presented as if the November 20, 1998 acquisition of a manufactured home community had occurred on September 30, 1998. The pro forma condensed consolidated statements of income are presented assuming the acquisition had been completed: (i) on January 1, 1998 for the statement of income for the nine months ended September 30, 1998; and (ii) on January 1, 1997 for the statement of income for the year ended December 31, 1997. In management's opinion, all adjustments necessary to reflect the acquisitions have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1998, June 30, 1998 and September 30, 1998.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transaction had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a) Reflects the purchase of the Moorings at Manatee Manufactured Home Community for $11,300,000. The Company sold short-term investments and paid the acquisition price in cash.

(b) Reflects adjustment for the revenues and property expenses of the community acquired.

(c) Reflects management fees payable to the Company's manager based upon 1% per annum of the average amount invested.

(d) Reflects depreciation of acquired assets on the straight-line basis over an estimated useful life of 25 years for land improvements and buildings.

(e) Eliminates the short-term investment income at 5.5% per annum on the cash used to acquire the manufactured home community.

(f) Eliminates CMBS bonds revenue assuming $11,300,000 of CMBS bonds with an estimated yield of 12% would have been sold and the proceeds used to acquire the manufactured home community.

(g) Reflects acquisition fees paid to the Company's manager based upon 0.5% of the cost of the acquired community.